EXHIBIT 10.27


                                  (Translation)


                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED
                   No.2 Chalermkhet 4 Road, Bangkok Metropolis
                                  Tel. 2230561

                               LETTER OF GUARANTEE

Date  January 24, 1997

     We, Bangkok Metropolitan Bank Public Company Limited, of No. 2 Chalermkhet 4 Road, Kwaeng Thepsirm, Khet Pomprab, Bangkok Metropolis hereby issue this Letter of Guarantee to the Airports Authority of Thailand under the following terms:

     Clause 1. According to the Contract on Permission for Sale of Merchandise and Souvenirs at Phuket Airport dated ---------entered into by J.M.T. Group Co., Ltd. under which J.M.T. Group co., Ltd. shall provide a performance security required under the Contract to the Airports Authority of Thailand in the amount of Baht 4,900,548.40 (Four million nine hundred thousand five hundred forty eight and 40/100 Baht).

     We agree to abide ourselves as a guarantor for J.M.T. Group Co., Ltd. to the Airports Authority of Thailand for any liability in an amount not exceeding Baht 4,900,548.40 (Four million nine hundred thousand five hundred forty eight and 40 /100Baht). If J.M.T. Group Co., Ltd. fails to comply with any conditions of the Contract entered into by its with the Airports Authority of Thailand or be in breach of any condition stipulated therein, and by which the Airports Authority of Thailand shall be entitled to forfeit the security or claim for a penalty or damage from J.M.T. Group Co., Ltd., we agree to immediately make such payment without you having to first demand J.M.T. Group Co., Ltd. to do so.

     Clause 2. We acknowledge and consent for any postponement, extension of time or release given by the Airports Authoprity of Thailand, for performance by J.M.T. Group Co., Ltd. of any condition of the contract provided the Airports Authority of Thailand shall notify us of the same without delay.

     Clause 3. We shall not revoke this guarantee herein made during the period within which J.M.T. Group, Co.. Ltd. is still liable under the conditions of the Contract.





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         IN WITNESS  WHEREOF,  we,  Bangkok  Metropolitan  Bank  Public  Company
Limited by the undersigned, who are authorized to sign to bind the Bank, have set their hands with the seal affixed.

              For Bangkok Metropolitan Bank Public Company Limited





Signed   (Signature)    Guarantor            Signed    (Signature)     Guarantor
       ----------------                             ------------------
      (Mr. Atiwat Kampangseri)                  (Mr. Pongcharoen Sa-nguansak)
Asst.Manager of Credit Operation              Deputy Director of Credit
 Sec. 3                                         and Security Div.



Signed  (Signature)    Witness               Signed     (Signature)     Witness
      ----------------                              --------------------
    (Mr. Pairoj Pudkanya)                        (Miss Suvaree Sintupudhikul)